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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21308

                           The China-U.S. Growth Fund
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.   REPORT(S) TO STOCKHOLDERS.




                                 THE CHINA-U.S.
                                  GROWTH FUND





                                  ANNUAL REPORT
                                OCTOBER 31, 2005


                                  [ALGER LOGO]

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Alger is pleased to provide you with the ability to access regulatory  materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Dear Shareholders,                                             December 12, 2005

THE YEAR IN REVIEW

     The past 12 months had more than their share of challenges. In the United States, Hurricanes Katrina and Rita devastated the southern coast, leaving hundreds of thousands jobless and without homes, and prompting investor fears of high energy prices (which came true) and inflation (which did not). The war in Iraq entered its third year, and the domestic debate about the war intensified. The job market showed some improvement but job creation and wage growth remained sub-par relative to economic growth and corporate profitability. The Fed--concerned about inflation and the frothiness of the housing market--raised overnight lending rates eight times to 3.75%, the highest level in 4.5 years. In response, anxious investors--and Wall Street professionals, in particular--remained skeptical, adopting a wait-and-see attitude.

     Despite such understandable concerns, the U.S. equity markets have emerged from the bear market of the early 2000s. In fact, since October of 2002, when the market hit a post-bubble low, the major U.S. indices have been very strong. So has the economy, both domestically and globally. Over the past year, the U.S. economy showed steady growth of around 3.5%, core inflation excluding energy remained muted at around 2%, and corporate earnings stayed in double-digits, much to the surprise of most strategists. Growth companies in particular saw healthy stock appreciation. Going forward, we see even greater potential for the better growth managers to outperform their benchmarks and the overall markets.

     In China, economic growth continued to surge. China has become an increasingly dominant force in global markets, not just as a producer of goods for export, but as a consumer of both raw materials and finished products. Over the past 12 months, the Chinese economy overall generated growth in excess of 9.0%, with double-digit growth in provinces like Beijing, Shanghai, and the Pearl River Delta. While there has been a moderate slowdown in capital spending in China, and in foreign direct investment, this has been offset by increased consumer spending and economic activity in the center of the country. This is part of the government's strategy to encourage development of the consumer economy and of the inland cities to the west of the more developed coastal provinces. Hong Kong has solidified its position as a vital gateway to the mainland, and for the year, the Hong Kong stock market (which includes many mainland China companies) has outperformed U.S. exchanges.

     In addition, just before the end of 2005, the Chinese government revised its official GDP figures upward by nearly $300 billion. Many analysts believe that this revision more accurately reflects the size and scope of China's economy. It also adds weight to what companies doing business with China have already realized: that Chinese consumption of goods and services rivals any country in the world in its breadth and depth. With the revision, China is now the fourth largest economy in the world in dollar terms.

     In sum, for the 12 months ended October 31, 2005, the U.S. equity markets experienced modest gains with the Dow gaining 6.4%, the Nasdaq up 8.1% and the S&P 500 up 8.7%. While long-term Treasury yields were markedly inconsistent with the Fed's overnight interest rate increases, the yield on the U.S. Treasury 10-year note was 4.57% on October 31, 2005, compared to 4.05% a year earlier.

PORTFOLIO MATTERS

     For the fiscal year ending October 31, 2005, the China-U.S. Growth Fund gained 17.56%. During the same period the S&P 500 Index returned 8.71%, and the MSCI Zhong Hua Index (a free-float-adjusted index measuring China's and Hong Kong's market performance) gained 12.63%.

     In a year where the global economy was beset by rising oil costs, the Fund's energy holdings, at an average weight of 8.73%, substantially outperformed both the U.S. and China benchmarks. Contributors included strong returns from Lone Star Technologies Inc., as well as oil and gas drilling companies, including National Oilwell Varco Inc., Canadian Natural Resources Ltd., and Schlumberger Ltd.

     Both the materials and industrials sectors were also impacted by rising energy prices. The Fund was overweight in these sectors compared to both the U.S. and China benchmarks, and significantly outperformed them as well. In the materials sector, the Fund saw strong performances from companies including Companhia Vale do Rio Doce, a global mining company, and Phelps Dodge Corporation, one of the world's leading producers of copper. In the industrials sector, solid contributors included Joy Global Inc., one of the world's leading providers of mining equipment and services, and Weichai Power Co. Ltd, a manufacturer and seller of diesel engines.

     Our holdings in the information technology sector, at an average weight of 18.35%, were overweight compared to both the U.S. and China benchmarks, but outperformed them. Our holdings in this sector were bolstered by performances from Netease.com, one of China's leading Internet and online game services providers, Lenovo Group Limited, the largest PC-maker in China, and KongZhong Corporation, a leading provider of wireless interactive entertainment and media services in China.

     In the financials sector, at an average weight of 9.88%, the Fund was underweight both benchmarks, and had mixed performances--solidly outperforming the S&P 500 and only slightly underperforming the MSCI Zhong Hua Growth Index. Returns in this sector were a reflection of the rapid economic growth in China, particularly in housing and development. Contributors included Far East Consortium International Ltd., a major developer of commercial property in China, and Hysan Development Company Limited, a prominent property investment and development firm headquartered in Hong Kong.

     The Fund's holdings in the health care sector, at an average weight of 2.34%, were underweight compared to the benchmarks and outperformed them. Solid performers included Syneron Medical Ltd., a manufacturer and distributor of medical aesthetic devices, Amgen Inc., a leading human therapeutics company in the biotechnology industry, and Hologic, Inc., a developer and manufacturer of proprietary x-ray systems.

LOOKING AHEAD

     At Alger, we look for dynamic, innovative companies regardless of whether the stock markets are dominated by bulls or bears. Our long-term success is not a product of momentum or fads, but that of a highly-disciplined approach grounded in fundamental, bottom-up research, and bolstered by the thorough conviction of our analysts. Looking ahead in 2006, we anticipate a year similar to 2005, with continued strong corporate earnings, and an equity market that increasingly recognizes growth and responds in kind.

     As we end another fiscal year, we'd like to take the opportunity to thank you for growing with us, and continuing to entrust us with your investment needs.

     Respectfully submitted,


     /s/ Daniel C. Chung                             /s/ Zachary Karabell

     Daniel C. Chung                                 Zachary Karabell
     Chief Investment Officer                        Co-Portfolio Manager




IMPORTANT PERFORMANCE AND OTHER INFORMATION

     The views of the fund's management and the portfolio holdings described in this report are as of October 31, 2005; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A WORD ABOUT RISK

     For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

PERFORMANCE

     PERFORMANCE DATA QUOTED IS HISTORICAL. PAST PERFORMANCE IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED.

     Investors should consider the Fund's investment objective, risks and charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling (800) 223-3810, visiting our website at www.chinausgrowthfund.com, or contacting the Fund's distributor, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, New Jersey 07302. Read the prospectus carefully before investing.

--------------------------------------------------------------------------------
 THE CHINA-U.S. GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT FROM 11/3/03 TO 10/31/05
--------------------------------------------------------------------------------

            CHINA-U.S.   S&P 500      MSCI               ENDING VALUE
              GROWTH      INDEX    ZHONG HAU             CHINA-U.S. GROWTH:
            ----------   -------   ---------             $12,990
 11/3/03       10000      10000      10000
 10/31/04      11050      10762      10742               ENDING VALUE
 10/31/05      12990      11699      12098               S&P 500 INDEX:
                                                         $11,699

                                                         ENDING VALUE
                                                         MSCI ZHONG HAU
                                                         INDEX:
                                                         $12,098


The  chart  above  illustrates  the  change in value of a  hypothetical  $10,000 investment made in The China-U.S. Growth Fund, the S&P 500 Index and the MSCI Zhong Hau Index on November 3, 2003, the inception date of The China-U.S. Growth Fund, through October 31, 2005. Figures for The China-U.S. Growth Fund, the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) include reinvestment of dividends.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/05

                                                AVERAGE ANNUAL    AVERAGE ANNUAL
                                                 TOTAL RETURN      TOTAL RETURN
                                                       1              SINCE
                                                     YEAR            INCEPTION
                                                --------------    --------------
  THE CHINA-U.S. GROWTH FUND (INCEPTION 11/3/03)     11.38%            10.97%
  S&P500 Index                                        8.71%             8.19%
  MSCI Zhong Hau Index                               12.63%            10.02%
================================================================================

THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO SUMMARY+ (UNAUDITED)

-------------------------------------------------------------------------------
                             Value (%)                                 Value (%)
---------------------------------------  --------------------------------------
United States                    49.6%   Hong Kong                         20.5
China                            24.0    Cash and Net Other Assets          5.9
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------
+ Based on net assets.

THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS

    SHARES     COMMON STOCKS--94.1%                                   VALUE
   --------                                                          --------
               UNITED STATES--49.6%
               BIOTECHNOLOGY--1.9%
       9,305   Amgen Inc.* ......................................  $    704,947
                                                                   ------------
               CHEMICALS--1.2%
      10,350   Rohm and Haas Company ............................       450,536
                                                                   ------------
               COMMUNICATION EQUIPMENT--2.8%
      26,750   Motorola, Inc. ...................................       592,780
      11,400   QUALCOMM Inc. ....................................       453,264
                                                                   ------------
                                                                      1,046,044
                                                                   ------------
               COMPUTERS & PERIPHERALS--.7%
      13,950   Memc Electronic Materials, Inc.* .................       250,263
                                                                   ------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS--4.5%
       8,150   Emerson Electric Co. .............................       566,833
      58,300   Evergreen Solar, Inc.* ...........................       480,975
      32,600   Photon Dynamics, Inc.* ...........................       567,566
                                                                   ------------
                                                                      1,615,374
                                                                   ------------
               ENERGY EQUIPMENT & SERVICES--1.7%
       4,600   Schlumberger Limited .............................       417,542
       2,150   Tenaris S. A. ADR# ...............................       236,178
                                                                   ------------
                                                                        653,720
                                                                   ------------
               FOOD & BEVERAGES--1.6%
      11,600   Yum! Brands, Inc. ................................       590,092
                                                                   ------------
               FOOD PRODUCTS--1.3%
      18,900   Archer-Daniels-Midland Company ...................       460,593
                                                                   ------------
               HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
       6,950   Hologic, Inc.* ...................................       385,447
      22,400   Illumina, Inc.* ..................................       348,768
                                                                   ------------
                                                                        734,215
                                                                   ------------
               HOTELS AND OTHER LODGING PLACES--.5%
       3,250   Ctrip.com International Ltd.* ....................       186,973
                                                                   ------------
               HOTELS, RESTAURANTS & LEISURE--3.0%
      16,200   Starbucks Corporation* ...........................       458,136
      13,600   Wynn Resorts, Limited* ...........................       634,848
                                                                   ------------
                                                                      1,092,984
                                                                   ------------
               HOUSEHOLD PRODUCTS--1.4%
       8,989   Procter & Gamble Company .........................       503,308
                                                                   ------------
               INSURANCE--1.6%
       8,800   American International Group, Inc. ...............       570,240
                                                                   ------------
               INTERNET & CATALOG RETAIL--1.9%
      17,750   eBay Inc.* .......................................       702,900
                                                                   ------------
               INTERNET SOFTWARE & SERVICES--3.3%
       6,250   Netease.com Inc. ADR*# ...........................       476,688
      19,350   Tom Online Inc. ADR*# ............................       348,300
      16,200   VeriSign, Inc.* ..................................       382,806
                                                                   ------------
                                                                      1,207,794
                                                                   ------------

THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                              VALUE
   --------                                                          -------
               LEISURE & ENTERTAINMENT--.4%
       6,400   Shanda Interactive Entertainment Ltd.* ADR*# .....  $    158,528
                                                                   ------------
               MACHINERY--2.2%
      15,050   Caterpillar Inc. .................................       791,480
                                                                   ------------
               METALS & MINING--8.0%
       9,600   Cameco Corporation ...............................       458,880
      15,450   Companhia Vale do Rio Doce (CVRD) ADR*# ..........       638,549
       8,150   Freeport-McMoRan Copper & Gold, Inc. .............       402,773
      15,700   Inco Limited .....................................       631,454
      16,350   Oregon Steel Mills, Inc.* ........................       415,120
       3,750   Phelps Dodge Corporation .........................       451,763
                                                                   ------------
                                                                      2,998,539
                                                                   ------------
               OIL & GAS--3.5%
       9,750   Canadian Natural Resources Ltd. ..................       401,798
      11,050   Marathon Oil Corporation .........................       664,768
       4,950   Talisman Energy Inc. .............................       219,236
                                                                   ------------
                                                                      1,285,802
                                                                   ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--3.0%
      18,950   Ikanos Communications* ...........................       298,652
      10,850   National Semiconductor Corporation ...............       245,536
     106,350   Silicon Storage Technology Inc.* .................       537,068
                                                                   ------------
                                                                      1,081,256
                                                                   ------------
               SPECIALTY RETAIL--1.1%
       7,850   Abercrombie & Fitch Co. Cl. A ....................       408,122
                                                                   ------------
               TEXTILES, APPAREL & LUXURY GOODS--1.9%
       8,200   NIKE, Inc. Cl. B .................................       689,210
                                                                   ------------
               Total United States (Cost $16,498,170)                 18,182,920

               CHINA--24.0%
               CHEMICALS--.8%
     822,000   Jilin Chemical Indusrtial Company Limited* .......       288,945
                                                                   ------------
               COMMUNICATIONS EQUIPMENT--.9%
     110,000   ZTE Corporation Cl. H ............................       324,941
                                                                   ------------
               COMPUTERS & PERIPHERALS--3.0%
   2,242,000   Lenovo Group Limited .............................     1,098,994
                                                                   ------------
               DISTRIBUTORS--.9%
     228,000   China Resources Enterprise Limited ...............       336,757
                                                                   ------------
               DIVERSIFIED TELECOMMUNICATION SERVICES--.9%
     205,000   China Netcom Group Corporation
                 (Hong Kong) Limited ............................      323,941
                                                                   ------------

THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                              VALUE
   --------                                                          -------
               ELECTRICAL EQUIPMENT--.4%
     184,000   Dongfang Electrical Machinery Company
                 Limited Cl .H ................................... $    143,598
                                                                   ------------
               FOOD & STAPLES RETAILING--.9%
     768,000   China Yurun Food Group Limited* ..................       339,311
                                                                   ------------
               HOTELS, RESTAURANTS & LEISURE--.9%
     559,200   Shanghai Jinjiang Internation al Hotels
                 Development Co. Ltd. ...........................      313,152
                                                                   ------------
               MACHINERY--1.7%
     518,600   Hangzhou Steam Turbine Co., Ltd. .................       632,849
                                                                   ------------
               MEDIA--.7%
      10,195   SINA Corp.* ......................................       258,443
                                                                   ------------
               OIL & GAS & CONSUMABLE FUELS--6.4%
     757,000   CNOOC Limited ....................................       493,132
   1,192,000   PetroChina Company Limited Cl. H .................       907,203
     788,000   Sinopec Zhenhai Refining and Chemical
                 Company Limited ................................       919,921
                                                                   ------------
                                                                       2,320,256
                                                                   ------------
               REAL ESTATE--1.2%
   1,662,000   China Resources Land Limited .....................       455,582
                                                                   ------------
               SOFTWARE--1.3%
      37,604   KongZhong Corporation ADR*# ......................       476,819
                                                                   ------------
               TRANSPORTATION INFRASTRUCTURE--1.0%
     220,000   Cosco Pacific Limited ............................       360,415
                                                                   ------------
               WIRELESS TELECOMMUNICATION SERVICES--3.0%
     250,500   China Mobile (Hong Kong) Limited .................     1,114,816
                                                                   ------------
               Total China (Cost $8,450,936) ....................     8,788,819
                                                                   ------------
               HONG KONG--20.5%
               BIOTECHNOLOGY--1.0%
   1,576,000   Sino Biopharmaceutical Limited ...................       345,606
                                                                   ------------
               COMMERCIAL BANKS--.9%
     867,000   CITIC International Financial Holdings Limited ...       315,947
                                                                   ------------
               DIVERSIFIED TELECOMMUNICATION SERVICES--.8%
   5,496,000   ZZNode Holdings Co., Ltd. ........................       297,764
                                                                   ------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS--.3%
     190,000   AAC Acoustic Technology Holdings Inc.* ...........        95,586
                                                                   ------------
               HOUSEHOLD DURABLES--.2%
     602,000   Skyworth Digital Holdings Limited ................        86,974
                                                                   ------------
               INDUSTRIAL CONGLOMERATES--2.6%
     101,000   Hutchinson Whampoa Limited .......................       956,299
                                                                   ------------
               INFORMATION TECHNOLOGY SERVICES--.8%
   1,404,000   Tom Online Inc.* .................................       302,454
                                                                   ------------
               MEDIA--1.1%
   3,358,000   One Media Group Limited* .........................       385,520
                                                                   ------------
               MULTILINE RETAIL--1.3%
     316,000   Lifestyle International Holdings Limited .........       456,543
                                                                   ------------

THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                              VALUE
   --------                                                          -------
               REAL ESTATE--7.2%
      91,000   Cheung Kong (Holdings) Limited ...................  $    946,721
     175,000   Hongkong Land Holdings Limited ...................       500,500
     133,216   Hysan Development Company Limited ................       288,697
   4,722,000   Shanghai Real Estate Limited .....................       694,396
      29,500   Swire Pacific Limited ............................       264,474
                                                                   ------------
                                                                      2,694,788
                                                                   ------------
               SOFTWARE--1.0%
   1,160,000   China Lotsynergy Holdings* .......................       381,570
                                                                   ------------
               SPECIALTY RETAIL--3.1%
     544,000   Giordano International Limited ...................       312,274
   3,268,000   Xinyu Hengdeli Holdings Limited* .................       788,315
                                                                   ------------
                                                                      1,100,589
                                                                   ------------
               TEXTILES & APPAREL & LUXURY GOODS--.2%
     736,000   Texhong Textile Group Limited* ...................        75,953
                                                                   ------------
               Total Hong Kong (Cost $7,710,877) ................     7,495,593
                                                                   ------------

               Total Common Stocks (Cost $32,659,983) ...........    34,467,332
                                                                   ------------
   PRINCIPAL
     AMOUNT
   ---------
               SHORT-TERM INVESTMENTS--5.5%
               U.S. AGENCY OBLIGATIONS
  $2,007,000   Federal National Mortgage Association,
                 3.62%,11/1/05
                 (Cost $2,007,000) ..............................     2,007,000
                                                                   ------------
Total Investments
  (Cost $34,666,983) (a) ................................   99.6%    36,474,332
Other Assets in Excess of Liabilities ...................    0.4        156,155
                                                           -----   ------------
Net Assets ..............................................  100.0%  $  36,630,487
                                                           =====   =============
----------
  *  Non-income producing security.
  #  American Depositary Receipts.
(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $34,906,513 amounted to $1,567,819 which consisted of aggregate gross unrealized appreciation of $2,824,293 and aggregate gross unrealized depreciation of $1,256,474.

                       See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005

ASSETS:
   Investments in securities, at value (cost $34,666,983), see
     accompanying schedule of investments ........................                  $36,474,332
   Cash ..........................................................                      173,072
   Receivable for investment securities sold .....................                      480,599
   Receivable for shares of beneficial interest sold .............                      291,080
   Dividends receivable ..........................................                       21,759
   Receivable from Investment Manager--Note 3(a) .................                       23,689
   Prepaid expenses ..............................................                       19,626
                                                                                    -----------
       Total Assets ..............................................                   37,484,157
LIABILITIES:
   Payable for investment securities purchased ...................   $   706,988
   Payable for shares of beneficial interest redeemed ............        13,266
   Investment advisory fees payable ..............................        46,233
   Shareholder servicing fees payable ............................         7,706
   Trustees' fees payable ........................................         4,719
   Accrued expenses ..............................................        74,758
                                                                     -----------
       Total Liabilities .........................................                      853,670
                                                                                    -----------
NET ASSETS .......................................................                  $36,630,487
                                                                                    ===========
NET ASSETS CONSIST OF:
   Paid-in capital ...............................................                  $31,005,266
   Undistributed net investment income (accumulated loss) ........                           --
   Undistributed net realized gain (accumulated loss) ............                    3,817,872
   Net unrealized appreciation (depreciation) of investments .....                    1,807,349
                                                                                    -----------
   NET ASSETS ....................................................                  $36,630,487
                                                                                    ===========
   Net Asset Value Per Share .....................................                  $     12.99
                                                                                    ===========
   Offering Price Per Share ......................................                  $     13.71
                                                                                    ===========

Shares of beneficial interest outstanding--Note 6 ................                    2,820,201
                                                                                    ===========

                       See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2005

INVESTMENT INCOME:
   Income:
     Dividends (net of foreign witholding taxes
       of $399) .......................................              $  486,871
     Interest .........................................                  48,684
                                                                     ----------
       Total Income ...................................                 535,555
                                                                     ----------
   Expenses:
     Investment advisory fees--Note 3(a) ..............  $  472,510
     Custodian fees ...................................     122,435
     Shareholder servicing fees--Note 3(f) ............      78,752
     Trustees' fees ...................................      25,950
     Professional fees ................................      45,065
     Printing .........................................      54,805
     Transfer agent fees--Note 3(b) ...................      27,787
     Registration fees ................................      21,234
     Miscellaneous ....................................      24,233
                                                         ----------
                                                            872,771
     Less expense reimbursement--Note 3(a) ............    (160,790)
                                                         ----------
       Total Expenses .................................                 711,981
                                                                     ----------
NET INVESTMENT LOSS ...................................                (176,426)
REALIZED AND UNREALIZED GAIN (LOSS)ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ......................   4,187,983
Net realized loss on foreign currency transactions ....      (5,549)
Net change in unrealized appreciation (depreciation
   on investments and foreign currency translations ...     779,610
                                                         ----------
       Net realized and unrealized gain on
         investments and foreign currency .............               4,962,044
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................               4,785,618
                                                                     ==========

                       See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR     NOVEMBER 3, 2003(i)
                                                ENDED                TO
                                          OCTOBER 31, 2005    OCTOBER 31, 2004
                                          ----------------    ----------------
Net investment loss .....................   $   (176,426)      $   (153,711)
Net realized gain (loss) on investments
   and foreign currency transactions ....      4,182,434           (114,742)
Net change in unrealized appreciation
   (depreciation) on investments
   and foreign currency translations ....        779,610          1,027,739
                                            ------------       ------------
      Net increase in net assets
         resulting from operations ......      4,785,618            759,286

Net increase from shares of beneficial
   interest transactions--Note 6 ........      5,554,861         25,430,722
                                            ------------       ------------
      Total increase in net assets ......     10,340,479         26,190,008
                                            ------------       ------------
Net assets:
  Beginning of period ...................     26,290,008            100,000
                                            ------------       ------------
  End of period .........................   $ 36,630,487       $ 26,290,008
                                            ============       ============

----------
(i) Commencement of operations.

                       See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                    FOR THE YEAR      NOVEMBER 3, 2003 (i)
                                                        ENDED                  TO
                                                   OCTOBER 31, 2005   OCTOBER 31, 2004 (ii)
                                                   ----------------   ---------------------
Net asset value, beginning of period ...........      $    11.05            $    10.00
Net investment loss (iii) ......................           (0.07)                (0.08)
Net realized and unrealized gain
   on investments ..............................            2.01                  1.13
                                                      ----------            ----------
Total from investment operations ...............            1.94                  1.05
                                                      ----------            ----------
Net assets value, end of period ................      $    12.99            $    11.05
                                                      ==========            ==========
Total return (iv) ..............................           17.56%                10.50%
                                                      ==========            ==========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's omitted) ...      $   36,630            $   26,290
                                                      ==========            ==========
   Ratio of expenses to average net assets .....            2.26%(v)              2.44%(vi)
                                                      ==========            ==========
   Ratio of net investment loss
     to average net assets .....................           (0.56)%               (0.81)%
                                                      ==========            ==========
   Portfolio turnover rate .....................          288.53%               267.42%
                                                      ==========            ==========

----------
(i)  Commencement of operations.
(ii) Ratios have been annualized; total return has not been annualized.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of any sales charges.
(v)  Amount has been reduced by 0.51% due to expense reimbursements.
(vi) Amount has been reduced by 0.43% due to expense reimbursements.

                       See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:

The China-U.S. Growth Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by normally investing in equity securities which are publicly traded in the United States, China, Hong Kong and Taiwan markets. The Fund commenced operations on November 3, 2003 with the issuance of 10,000 shares at $10.00 per share to Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. The Fund's single share class was re-designated as Class A shares effective January 24, 2005, and are generally subject to an initial sales charge. The Fund's fiscal year ends on October 31.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(A) INVESTMENT VALUATION--Investments of the Fund are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities listed on foreign exchanges are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price ("NOCP") on the day of valuation, or if there be no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in markets that close before the close of the NYSE. Normally, developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's net asset value. However, if it be determined that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Valuation Committee, under the direction of the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

THE CHINA-U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(C) FOREIGN CURRENCY TRANSLATIONS--The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(D) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial statement purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and foreign currency transactions. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(E)  FEDERAL  INCOME   TAXES--It  is  the  Fund's  policy  to  comply  with  the
requirements  of the Internal  Revenue Code  applicable to regulated  investment

THE CHINA-U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required.

(F) INDEMNIFICATION--The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(G) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT ADVISORY FEES--The Fund pays Alger Management a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets. JF International Management Inc. ("JFIM"), a registered investment adviser, acts as sub-adviser to the Fund under a written sub-advisory agreement with Alger Management. JFIM's fees and compensation are paid by Alger Management.

From December 23, 2003 to February 18, 2005, Alger Management established an expense cap for the Fund, whereby it reimbursed the Fund if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed 2.40% of average daily net assets. Effective February 18, 2005, Alger Management reduced the expense cap to 2.20%. For the year ended October 31, 2005, Alger Management reimbursed the Fund $160,790. Alger Management has contractually agreed to extend the expense cap through February 28, 2006.

(B) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, served as transfer agent for the Fund. During the year ended October 31, 2005, the Fund incurred fees of $940 for services provided by Alger Services. Effective November 22, 2004, State Street Bank and Trust Company replaced Alger Services as the Fund's transfer agent. Transfer agent services are provided by State Street Bank and Trust Company's affiliate, Boston Financial Data Services, Inc. ("BFDS"). Effective February 28, 2005, the Fund has entered into a shareholder administrative services agreement with Alger Services to compensate Alger Services on a per account basis for its liaison and administrative oversight of BFDS and related services. During the year ended October 31, 2005, the Fund incurred fees of $4,228 for these services provided by Alger Services.

(C) SALES CHARGES--Purchases of shares of the Fund may be subject to initial sales charges. For the year ended October 31, 2005, the initial sales charges

THE CHINA-U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

retained by Fred Alger & Company (the "Distributor"), were approximately $10,526. Sales charges do not represent expenses of the Fund.

(D) BROKERAGE COMMISSIONS--During the year ended October 31, 2005, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $38,215 in connection with securities transactions.

(E) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(F) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

(G) OTHER TRANSACTIONS WITH AFFILIATES--Certain directors and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE 4--SECURITIES TRANSACTIONS:

During  the year ended  October  31,  2005,  purchases  and sales of  investment
securities,   excluding  short-term   securities,   aggregated  $91,086,987  and
$85,831,872, respectively.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5--LINE OF CREDIT:

The Fund has a committed line of credit with a bank. All borrowings have variable interest rates and are payable on demand. The Fund may borrow under such line of credit exclusively for temporary or emergency purposes. For the year ended October 31, 2005, the Fund had no borrowings.

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

                            FOR THE YEAR ENDED         NOVEMBER 3, 2003 (I) TO
                             OCTOBER 31, 2005             OCTOBER 31, 2004
                         ------------------------    --------------------------
                          SHARES        AMOUNT         SHARES         AMOUNT
                         --------    ------------    ----------    ------------
Shares sold ..........    916,179    $ 11,342,864     2,538,362    $ 27,197,643
Shares redeemed ......   (475,571)     (5,788,003)     (168,768)     (1,766,921)
                         --------    ------------    ----------    ------------
Net increase .........    440,608    $  5,554,861     2,369,594    $ 25,430,722
                         ========    ============    ==========    ============

----------
(i) Commencement of operations.

THE CHINA-U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than one year after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities. During the year ended October 31, 2005 and the period from November 3, 2003 (commencement of operations) to October 31, 2004, redemption fees were $15,404 and $29,528, respectively.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS:

During the year ended October 31, 2005 and the period from November 3, 2003 (commencement of operations) to October 31, 2004, no distributions were paid.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income .....................................   $3,828,018
Undistributed long-term gain ......................................      229,384
Unrealized appreciation ...........................................    1,567,819

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTE 8--LITIGATION:

Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, Alger Management received from the staff of the SEC a "Wells Notice" which indicated that the staff intends to recommend that the Commission bring civil enforcement action for possible violations of the federal securities laws. "Wells Notices" also have been sent to certain companies affiliated with Alger Management, as well as certain present and former members of its senior management. The Wells Notices arose out of the SEC's staff ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger Management and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. Alger Management plans to send a Wells submission to the staff in January 2006.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and

THE CHINA-U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases (not yet including the West Virginia action) -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863
(JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court dismissed

THE CHINA-U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

both complaints in their entirety with respect to the Alger Mutual Funds and dismissed all claims against the other Alger defendants other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. It is anticipated that orders implementing the rulings will be entered in or about January 2006, and that motions for reconsideration will thereafter be filed.

Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The China-U.S. Growth Fund:

We have audited the accompanying statement of assets and liabilities of The China-U.S. Growth Fund (the "Fund"), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China-U.S. Growth Fund at October 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP



December 12, 2005

THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

      As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2005 and ending October 31, 2005.

ACTUAL EXPENSES

      The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                EXPENSES PAID
                             BEGINNING         ENDING         DURING THE PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE      MAY 1, 2005 TO
                            MAY 1, 2005   OCTOBER 31, 2005   OCTOBER 31, 2005(B)
                            -----------   ----------------   -------------------
Actual ....................  $1,000.00        $1,115.00           $   12.05
Hypothetical(a) ...........   1,000.00         1,013.81               11.47

----------
(a)  5% annual return before expenses.
(b) Expenses are equal to the Fund's annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, Spectra Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                 NUMBER OF
                                                                                                    FUNDS
                                                                                              IN THE ALGER FUND
                                                                                     TRUSTEE    COMPLEX WHICH
 NAME, AGE, POSITION WITH                                                            AND/OR     ARE OVERSEEN
   THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                 OFFICER SINCE  BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Zachary Karabell (38)         Senior Vice President (Vice President prior to October    2003             1
  Chairman of the Board       2003) and Senior Economic Analyst of Alger
                              Management since 2002; consultant and author
                              since 1997. Research Fellow at the Miller Center,
                              University of Virginia 1998-2000 and Visiting
                              Professor, Dartmouth College 1997.

Hilary M. Alger (44)          Trustee/Director of five of the six funds in the Alger    2003            17
  Trustee                     Fund Complex; Director of Development,
                              Pennsylvania Ballet, formerly Associate Director of
                              Development, College of Arts and Sciences,
                              University of Virginia, formerly Director of
                              Development and Communications, Lenox Hill
                              Neighborhood House.

NON-INTERESTED TRUSTEES
Stephen E. O'Neil (73)        Attorney; Private investor since 1981; Director of        2003            23
  Trustee                     Brown-Forman Corporation; Trustee/Director of the
                              six funds in the Alger Fund Complex; formerly of
                              Counsel to the law firm of Kohler & Barnes.
Lester L. Colbert, Jr. (71)   Private investor; Trustee/Director of five of the six     2003            17
  Trustee                     funds in the Alger Fund Complex. Formerly Chairman
                              of the Board and Chief Executive Officer of Xidex
                              Corporation.
Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner Fishers    2003            23
  M.D. (67)                   Island Partners; Member of the Board of the
  Trustee                     Manhattan Institute; Trustee/Director of the
                              six funds in the Alger Fund Complex. Formerly
                              Co-Chairman Special Projects Committee of
                              Memorial Sloan Kettering.

                                                                                                 NUMBER OF
                                                                                                    FUNDS
                                                                                              IN THE ALGER FUND
                                                                                     TRUSTEE    COMPLEX WHICH
 NAME, AGE, POSITION WITH                                                            AND/OR     ARE OVERSEEN
   THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                 OFFICER SINCE  BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
OFFICERS

Dan C. Chung (43)             President, Director and Chief Investment Officer          2003            16
  President                   of Alger Management; President and Director
                              of Alger Associates ("Associates"), Fred Alger &
                              Company, Incorporated ("Alger Inc."), Alger
                              Properties, Inc. ("Properties"), Alger Shareholder
                              Services, Inc. ("Services"), Alger Life Insurance
                              Agency, Inc. ("Agency"), Fred Alger International
                              Advisory S.A. ("International"), Analysts Resources,
                              Inc. ("ARI") and Trust; Trustee/Director of four of
                              the six funds in the Alger Fund Complex.

Frederick A. Blum (51)        Executive Vice President and Treasurer of Alger Inc.,     2003            N/A
  Treasurer                   Alger Management, Properties, Associates, ARI,
                              Services and Agency since September 2003 and
                              Senior Vice President prior thereto; Treasurer of
                              each of the other five investment companies in
                              the Alger Fund Complex since the later of 1996 or
                              its inception. Director of SICAV and International
                              and Chairman of the Board (and prior thereto,
                              Senior Vice President) and Treasurer of Alger
                              National Trust Company since 2003.

Hal Liebes (41)               Executive Vice President, Chief Legal Officer and         2005            N/A
  Secretary and Chief         Secretary of Alger Inc., Secretary of the other five
  Compliance Officer          investment companies in the Alger Fund Complex--
                              2005. Formerly U.S. General Counsel 1994-2002
                              and Global General Counsel 2002-2004, Credit
                              Suisse Asset Management; Global Chief
                              Compliance Officer 2004, AMVESCAP PLC.

Michael D. Martins (39)       Senior Vice President of Alger Management;                2005            N/A
  Assistant Treasurer and     Assistant Treasurer and Assistant Secretary of
  Assistant Secretary         the other five investment companies in the Alger
                              Fund Complex--2005. Formerly Vice President,
                              Brown Brothers Harriman & Co. 1997-2004.

Mr.  Karabell is an "interested  person" (as defined in the  Investment  Company
Act) of the Fund because of his affiliations with Alger Management. Mr. Karabell is a son-in-law of Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries, including Alger Management and Alger Inc. Mr. Alger holds his shares through a limited liability company, of which he is president and majority shareholder. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

INVESTMENT MANAGEMENT AGREEMENT RENEWAL (UNAUDITED)

At an in-person meeting held on September 7, 2005, the Trustees of the Fund considered renewal of the Investment Management Agreement (the "Agreement") between the Fund and Fred Alger Management, Inc. (the "Adviser"). The Trustees who are not "interested persons" of the Fund (the "Independent Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act") also met separately with their counsel to consider the Agreement. In evaluating the Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by the Adviser and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates Fred Alger & Company, Incorporated and Alger Shareholder Services, Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the Agreement reflects these economies of scale. These materials included an analysis of the Fund and the Adviser's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to
Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to renew the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement the Adviser is responsible for managing the investment operations of the Fund and for providing a full range of administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs. The Trustees reviewed the background and experience of the Adviser's senior investment management personnel, including those individuals responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Fund's portfolio and administering the Fund's affairs, as well as the Adviser's overall investment management business. The Trustees concluded that the Adviser's experience, resources and strength in those areas of importance to the Fund are considerable. They noted especially the Adviser's history of expertise in managing portfolios of "growth" stocks like that of the Fund. The Trustees also considered the level and depth of the Adviser's ability to execute portfolio transactions to effect investment decisions. They also noted the history of extremely favorable reviews of the Adviser's shareholder-relations representatives by an independent rating concern. Finally, the Trustees took notice of the enhancements to the control and compliance environment at the

Adviser and within the Fund. In considering the portfolio management resources and expertise brought to the Fund by the Adviser, the Trustees took into account the contributions of the Fund's Sub-Adviser, JF International Management, Inc. ("JFIM"), with respect to the Fund's Asian portfolio securities, having been provided with materials describing that firm's experience, personnel and investment management resources. On the basis of their review, the Trustees determined that the nature and extent of the services provided to the Fund by the Adviser (including the Fund's performance, as discussed below) were of high quality and could be expected to remain so.

INVESTMENT PERFORMANCE OF THE FUND

Drawing upon information provided at the meeting by the Adviser as well as Callan and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees determined that the Fund's performance since its inception in November 2003 had been satisfactory. They noted that the Fund's average annual returns for the year ended August 31, 2005 and for the period from inception to that date beat both of the Fund's benchmark indexes as well as the Lipper Global Index and placed the Fund in the 34th percentile or higher among a selected Lipper peer group. There were similar results for the year 2005 to August 31, 2005, except that the Fund slightly lagged one of its benchmarks, the MSCI Zhong Hau Index. They concluded that the performance of the Fund supported renewal of the Agreement.

PROFITABILITY TO THE ADVISER AND ITS AFFILIATES

The Trustees considered the profitability of the advisory arrangement with the Fund to the Adviser and the Adviser's affiliates and the methodology used by the Adviser in determining such profitability. The Trustees had been provided with data on the Fund's profitability to the Adviser and to the Adviser's affiliates for the Fund's most recent fiscal year. In addition, the Trustees reviewed the Fund's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the Fund's advisory fee was well below the median for the Callan peer group and its expense ratio was slightly higher than the median. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, they turned to the data provided. After analysis and discussion of the profitability data and the information provided on the Fund's fee and expense ratio, they concluded that, to the extent that the Adviser's and its affiliates' relationships with the Fund had been profitable to either or both of those entities, the profitability was not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that the Adviser is likely to realize economies of scale in the management of the Fund at some point as it grows in size, but that in view of the comparatively small size of the Fund and the current level of its profitability to the Adviser, adoption of breakpoints in the advisory fee, while possibly at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that the Adviser address this topic with the Trustees at future meetings.

OTHER BENEFITS TO THE ADVISER

The Trustees considered whether the Adviser benefits in other ways from its relationship with the Fund. In that connection, they noted that the Adviser maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that the Fund's Distributor, Fred Alger & Company, Incorporated, provides a substantial portion of the Fund's brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to the Adviser and its affiliates of their relationship with the Fund. As to the benefits received from the soft-dollar arrangements, the Trustees decided that, in light of the nature and scale of the arrangements, they were not so significant as to render the Adviser's fees excessive.

CONCLUSION

After weighing the foregoing factors, the Trustees, including the Independent Trustees, approved the renewal of the Investment Management Agreement. They reasoned that, considered in themselves, the services provided by the Adviser were appropriate for the needs of the Fund and of high quality, that the recent performance of the Fund had been satisfactory, and that the Adviser could reasonably be expected to provide services of comparable quality in the future. The Trustees determined that, especially in light of the fact that it was lower than those charged by most funds in its Callan peer group, the fee was not so high as to be unreasonable when considered in relation to the nature, extent and high quality of the services currently provided, that the Fund's relationship with the Adviser and its affiliates was not so profitable as to render the fee excessive, that any additional benefits to the Adviser and/or its affiliates other than those already considered in the profitability analysis were not of a magnitude materially to affect the Trustees' deliberations, and that the Fund's current size was such that the issue of sharing economies of scale with the Fund, while inviting future consideration, was not of major current importance.

APPROVAL OF THE SUB-ADVISORY AGREEMENT

By its terms and under applicable law, the Trustees were also required to approve the renewal of the Sub-Advisory Agreement between the Adviser and JFIM, notwithstanding that the Fund is not a party to the Agreement and does not pay JFIM's fee. On the basis of their review of the materials about JFIM provided prior to the meeting and of JFIM's role in the management of the Fund's portfolio, the Trustees determined that the nature, quality and extent of JFIM's services were and could be expected to continue to be satisfactory. As to the Fund's performance, the role of economies of scale, and profitability, the Trustees determined that no inquiry beyond that already conducted in their review of the Fund's Investment Management Agreement with the Adviser was necessary. Accordingly, they approved the renewal of the Adviser's agreement with JFIM for another year.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 254-3796 or online on the Fund's website at http://www.chinausgrowthfund.com or on the EDGARDatabase on the SEC's web site (http://www.sec.gov).

QUARTERLY FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.chinausgrowthfund.com or on the SEC's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 254-3796.

NOTES:

THE CHINA-U.S. GROWTH FUND

111 Fifth Avenue
New York, NY 10003
(800) 254-3796
www.chinausgrowthfund.com

INVESTMENT MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The China-U.S. Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

[ALGER LOGO] The China-U.S. Growth Fund
             Boston Financial Data Services, Inc.
             P.O. Box 8480
             Boston, MA 02266





SAC 103105

ITEM 2.   CODE OF ETHICS.

          (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

          (b) Not applicable.

          (c) The amendments to the Code of Ethics are: The 60-day holding period for selling securities at gains now applies to Access persons, before it applied only to Advisory persons; Prohibition on IPO's now applies to Access persons, before it applied only to Advisory persons; Approval from Legal/Compliance is now necessary for investments in Private Placements by Access persons, before, such approval was only required of Advisory persons.

          (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

          (e) Not applicable.

          (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          a) Audit Fees:
                    October 31, 2005                 $25,600
                    October 31, 2004                 $18,000

          b) Audit-Related Fees: NONE

          c) Tax Fees for tax advice, tax compliance and tax planning:
                    October 31, 2005                 $3,720
                    October 31, 2004                 $0

          d) All Other Fees:
                    October 31, 2005                 $1,650
                    October 31, 2004                 $2,500

          Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

          e) 1) Audit Committee Pre-Approval Policies And Procedures:

             Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

             2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

          f) Not Applicable

          g) Non-Audit Fees:
                    October 31, 2005                  $186,831 and 56,050 Euros
                    October 31, 2004                  $157,449 and 82,300 Euros

          h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to
          (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS

          Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

          (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

          (a) (1) Code of Ethics as Exhibit 99.CODE ETH

          (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

          (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


The China-U.S. Growth Fund


By:    /s/Dan C. Chung

       Dan C. Chung

       President

Date:  January 6, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/Dan C. Chung


       Dan C. Chung


       President


Date:  January 6, 2006



By:    /s/Frederick A. Blum


       Frederick A. Blum


       Treasurer


Date:  January 6, 2006